Exhibit 99.1

         THE MORTGAGE POOL

         All capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         Unless otherwise set forth herein, approximate percentages set forth with respect to the Mortgage Loans are measured by the respective aggregate Principal Balances (as defined herein) of the Mortgage Loans as of the Cut-Off Date (as defined herein). With respect to any date of determination, the "Pool Balance" will be equal to the aggregate of the Principal Balances of all Mortgage Loans as of such date. The "Principal Balance" of a Mortgage Loan (other than a Liquidated Mortgage Loan) on any day is equal to its Cut-Off Date Principal Balance, minus all collections credited against the Cut-Off Date Principal Balance of such Mortgage Loan. The "Cut-Off Date Principal Balance" of a Mortgage Loan is the outstanding principal balance as of the related Cut-Off Date. The "Cut-Off Date" with respect to (i) the Mortgage Loans is the close of business on November 30, 2004, (ii) each Additional Mortgage Loan will be the later of November 30, 2004 and the date of origination of such Additional Mortgage Loan and (iii) each Subsequent Mortgage Loan will be the later of the close of business on the last day of the month preceding the month in which such Subsequent Mortgage Loan is conveyed to the Trust and the date of origination of such Subsequent Mortgage Loan. The Principal Balance of a Liquidated Mortgage Loan (as defined herein) after the Due Period in which such Mortgage Loan becomes a Liquidated Mortgage Loan will be zero.

   The mortgage pool (the "Mortgage Pool") consists of 1,089 Mortgage Loans, and the related mortgaged properties (the "Mortgaged Properties") are located in 31 states as set forth herein. As of the Cut-Off Date, the Mortgage Loans had an aggregate Cut-Off Date Principal Balance of $89,916,031. Approximately 9.80% and 90.20% of the Mortgage Pool consists of fixed-rate and adjustable-rate Mortgage Loans, respectively, with remaining terms to maturity of not more than 360 months. As of the Cut-Off Date, the maximum Principal Balance of any of the Mortgage Loans was $817,654, the minimum Principal Balance thereof was $9,928, and the Principal Balance of such Mortgage Loans averaged $82,568. As of the Cut-Off Date, the loan rates payable on the Mortgage Loans (the "Loan Rates") ranged from 5.000% to 13.960% per annum, and the weighted average Loan Rate for the Mortgage Loans was 7.269% per annum. As of the Cut-Off Date, the original term to stated maturity of the Mortgage Loans ranged from 60 months to 360 months, the remaining term to stated maturity ranged from 57 months to 360 months, the weighted average original term to stated maturity was approximately 334 months, the weighted average remaining term to stated maturity was approximately 333 months, the CLTV (as defined herein) ranged from 4.02% to 86.00% with a weighted average CLTV of 69.91%, and the Original FICO Score ranged from 454 to 809 with a weighted average Original FICO Score of 620. The Mortgage Loans had stated maturities ranging from August 2009 to February 2035. All of the Mortgage Loans required monthly payments of principal that will fully amortize such Mortgage Loans by their respective maturity dates. The Mortgage Loans are secured by either first or second mortgages or deeds of trust on Mortgaged Properties. The Mortgage Pool consists of 79.35% of loans secured by first liens on the related Mortgaged Properties and 20.65% of loans secured by second liens on the related Mortgaged Properties. No Mortgage Loan was 30 or more days delinquent as of the Cut-Off Date. The Mortgaged Properties securing the Mortgage Loans consist primarily of residential properties that are one- to five-family properties. Based upon representations of the mortgagors at the time of origination, 98.28% of the related Mortgaged Properties were owner occupied. None of the Mortgage Loans was originated by Home Loan to facilitate the sale of property acquired by Home Loan in connection with prior foreclosures.

   All of the adjustable-rate Mortgage Loans are "hybrid mortgage loans" that generally have Loan Rates that first adjust after an initial fixed rate period of two or three years following origination depending on the terms of the particular mortgage note and then adjust semi-annually thereafter. The adjustable-rate

Mortgage Loans provide for semi-annual adjustment of the related Loan Rate based on the Six-Month LIBOR, as described at "--The Index" below. In the case of the adjustable-rate Mortgage Loans, there will be corresponding adjustments to the monthly payment amount, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided that the first such adjustment
(i) in the case of approximately 98.20% of the adjustable-rate Mortgage Loans, approximately two years following origination, and (ii) in the case of approximately 1.80% of the adjustable-rate Mortgage Loans, approximately three years following origination. On each Adjustment Date for an adjustable-rate Mortgage Loan, the Loan Rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8%, of the index and a fixed percentage amount (the "Margin"), provided that the Loan Rate on each such adjustable-rate Mortgage Loan will not increase or decrease by more than 1.000% (the "Subsequent Periodic Rate Cap") on any related Adjustment Date and will not exceed a specified maximum Loan Rate over the life of such Mortgage Loan (the "Maximum Rate") or be less than a specified minimum Loan Rate over the life of such Mortgage Loan (the "Minimum Rate"). The Loan Rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related Mortgage Note (the "Initial Periodic Rate Cap"); the Initial Periodic Rate Caps are 2.000% for 83.47% of the adjustable-rate Mortgage Loans and 3.000% for 16.53% of the adjustable-rate Mortgage Loans. Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Loan Rate as so adjusted. Due to the application of the Initial Periodic Rate Caps, Subsequent Periodic Rate Caps and Maximum Rates, the Loan Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the index and the related Margin, rounded as described above. The Margins of the adjustable-rate Mortgage Loans ranged from 2.270% to 11.650% with a weighted average Margin of 6.014%. The Maximum Rate of the adjustable-rate Mortgage Loans ranged from 11.600% to 21.270% with a weighted average Maximum Rate of 13.586%. The Minimum Rate of the adjustable-rate Mortgage Loans ranged from 5.600% to 13.270% with a weighted average Minimum Rate of 7.265%. See "--The Index" below.

   The adjustable-rate Mortgage Loans generally do not permit the mortgagor to convert the adjustable Loan Rate to a fixed Loan Rate.




                                        CUT-OFF DATE PRINCIPAL BALANCES


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
       CUT-OFF DATE PRINCIPAL BALANCES ($)            MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
       -----------------------------------            --------------        -----------------          -------
    9,928 -   50,000.....................                  473            $   14,361,530.32            15.97%
   50,001 -  100,000.....................                  337                23,689,865.84            26.35
  100,001 -  150,000.....................                  116                14,114,789.03            15.70
  150,001 -  200,000.....................                   78                13,595,637.86            15.12
  200,001 -  250,000.....................                   37                 8,294,805.51             9.23
  250,001 -  300,000.....................                   24                 6,438,903.94             7.16
  300,001 -  350,000.....................                    8                 2,578,616.00             2.87
  350,001 -  400,000.....................                    9                 3,353,987.00             3.73
  400,001 -  450,000.....................                    4                 1,676,750.00             1.86
  450,001 -  500,000.....................                    1                   469,000.00             0.52
  500,001 -  550,000.....................                    1                   524,491.97             0.58
  800,001 -  817,654.....................                    1                   817,653.65             0.91
                                                        ------            -----------------          -------
      Total..............................                1,089            $   89,916,031.12           100.00%
                                                        ======            =================          =======



                                            GEOGRAPHIC DISTRIBUTION


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
                      STATE                           MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
                      -----                           --------------        -----------------          -------
Arizona..................................                     9              $      759,318.47             0.84%
California...............................                    33                   3,726,917.50             4.14
Colorado.................................                     4                     421,005.71             0.47
Connecticut..............................                    46                   4,072,080.03             4.53
Delaware.................................                    15                     758,047.03             0.84
Florida..................................                    44                   2,889,256.69             3.21
Georgia..................................                    30                   2,050,093.57             2.28
Illinois.................................                    21                   1,292,177.49             1.44
Indiana..................................                    12                     593,753.60             0.66
Kentucky.................................                     3                     112,000.00             0.12
Louisiana................................                     2                     164,954.12             0.18
Maine....................................                    25                   1,783,254.53             1.98
Maryland.................................                    83                   6,066,452.64             6.75
Massachusetts............................                    54                   4,640,817.81             5.16
Michigan.................................                    39                   2,374,371.03             2.64
Minnesota................................                     5                     399,589.81             0.44
Nevada...................................                    13                     862,901.20             0.96
New Hampshire............................                    18                   1,501,598.56             1.67
New Jersey...............................                   103                  11,300,767.54            12.57
New Mexico...............................                     1                      33,000.00             0.04
New York.................................                   150                  14,831,464.53            16.49
Ohio.....................................                    16                     866,273.46             0.96
Oklahoma.................................                     1                      37,400.00             0.04
Oregon...................................                     3                     570,000.00             0.63
Pennsylvania.............................                   129                   6,446,680.76             7.17
Rhode Island.............................                    97                  10,351,210.03            11.51
Tennessee................................                     9                     505,458.69             0.56
Texas....................................                    43                   2,695,962.09             3.00
Virginia.................................                    74                   7,175,919.54             7.98
Washington...............................                     4                     292,620.70             0.33
Wisconsin................................                     3                     340,683.99             0.38
                                                         ------              -----------------          -------
      Total..............................                 1,089              $   89,916,031.12           100.00%
                                                         ======              =================          =======



                                         COMBINED LOAN-TO-VALUE RATIOS


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
    ORIGINAL COMBINED LOAN-TO-VALUE RATIO (%)         MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
    -----------------------------------------         --------------        -----------------          -------
   4.02  -  10.00........................                     4              $       69,480.83             0.08%
  10.01  -  20.00........................                    24                     874,073.58             0.97
  20.01  -  30.00........................                    31                   1,677,242.51             1.87
  30.01  -  40.00........................                    49                   3,089,746.83             3.44
  40.01  -  50.00........................                    77                   5,721,235.34             6.36
  50.01  -  60.00........................                   104                   7,880,043.91             8.76
  60.01  -  70.00........................                   212                  17,728,451.15            19.72
  70.01  -  80.00........................                   350                  28,414,131.56            31.60
  80.01  -  86.00........................                   238                  24,461,625.41            27.20
                                                         ------              -----------------          -------
      Total..............................                 1,089              $   89,916,031.12           100.00%
                                                         ======              =================          =======


   With respect to each Mortgage Loan the original Combined Loan-to-Value Ratios ("CLTV") shown above are equal to (i) the sum of (a) the original Principal Balance of such Mortgage Loan at the date of origination plus (b) the remaining balance of the first lien, if any, at the date of origination of such Mortgage Loan divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of such Mortgage Loan, or (b) the purchase price of such Mortgaged Property if the mortgage loan proceeds from such Mortgage Loan are used to purchase such Mortgaged Property. No assurance can be given that the values of such Mortgaged Properties have remained or will remain at their levels as of the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of such Mortgage Loans together with the outstanding balances of the related first liens become equal to or greater than the value of the related Mortgaged Properties, the actual losses could be higher than those now generally experienced in the mortgage lending industry.



                                                 LIEN POSITION


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
                  LIEN POSITION                       MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
                  -------------                       --------------        -----------------          -------
First Lien...............................                   662              $   71,346,452.54            79.35%
Second Lien..............................                   427                  18,569,578.58            20.65
                                                         ------              -----------------          -------
      Total..............................                 1,089              $   89,916,031.12           100.00%
                                                         ======              =================          =======



                                                  LOAN RATES


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
                 LOAN RATES (%)                       MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
                 --------------                       --------------        -----------------          -------
  5.000  -  5.000........................                     1              $       26,797.54             0.03%
  5.001  -  5.500........................                     4                     491,692.44             0.55
  5.501  -  6.000........................                    87                  12,304,472.40            13.68
  6.001  -  6.500........................                   199                  22,538,603.30            25.07
  6.501  -  7.000........................                   195                  16,877,083.64            18.77
  7.001  -  7.500........................                   163                  11,557,420.49            12.85
  7.501  -  8.000........................                    86                   6,474,646.20             7.20
  8.001  -  8.500........................                    83                   4,573,182.37             5.09
  8.501  -  9.000........................                    79                   3,824,955.51             4.25
  9.001  -  9.500........................                    57                   3,346,586.40             3.72
  9.501  - 10.000........................                    72                   4,607,818.51             5.12
 10.001  - 10.500........................                    31                   1,971,811.67             2.19
 10.501  - 11.000........................                    16                     647,525.16             0.72
 11.001  - 11.500........................                     8                     231,435.15             0.26
 11.501  - 12.000........................                     3                     253,248.65             0.28
 12.001  - 12.500........................                     1                      89,924.51             0.10
 12.501  - 13.000........................                     2                      50,389.18             0.06
 13.001  - 13.500........................                     1                      25,438.00             0.03
 13.501  - 13.960........................                     1                      23,000.00             0.03
                                                         ------              -----------------          -------
      Total..............................                 1,089              $   89,916,031.12           100.00%
                                                         ======              =================          =======



                                      REMAINING MONTHS TO STATED MATURITY


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
       REMAINING MONTHS TO STATED MATURITY            MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
       -----------------------------------            --------------        -----------------          -------
  57-   72...............................                     8              $      197,410.52             0.22%
  73-   96...............................                     1                      20,139.85             0.02
  97-  120...............................                    52                   1,496,634.65             1.66
 169-  192...............................                   129                   5,646,454.84             6.28
 217-  240...............................                   156                   6,974,145.72             7.76
 289-  312...............................                     8                     667,444.00             0.74
 337-  360...............................                   735                  74,913,801.54            83.32
                                                         ------              -----------------          -------
      Total..............................                 1,089              $   89,916,031.12           100.00%
                                                         ======              =================          =======



                                           MONTHS SINCE ORIGINATION


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
            MONTHS SINCE ORIGINATION                  MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
            ------------------------                  --------------        -----------------          -------
0........................................                   417              $   36,644,725.48            40.75%
1-11.....................................                   672                  53,271,305.64            59.25
                                                         ------              -----------------          -------
      Total..............................                 1,089              $   89,916,031.12           100.00%
                                                         ======              =================          =======




                                                 PROPERTY TYPE


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
                  PROPERTY TYPE                       MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
                  -------------                       --------------        -----------------          -------
Single Family Detached...................                   784              $   64,070,866.99            71.26%
2-4 Units................................                    78                   9,013,429.15            10.02
Single Family Attached...................                    98                   5,628,274.76             6.26
PUD Detached.............................                    45                   4,941,041.51             5.50
Condominium..............................                    48                   3,555,944.56             3.95
PUD Attached.............................                    24                   1,921,253.42             2.14
Manufactured Housing.....................                     9                     476,027.32             0.53
Townhouse................................                     2                     251,000.00             0.28
5+ Units.................................                     1                      58,193.41             0.06
                                                         ------              -----------------          -------
      Total..............................                 1,089              $   89,916,031.12           100.00%
                                                         ======              =================          =======




                                               OCCUPANCY TYPE(1)


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
                 OCCUPANCY TYPE                       MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
                 --------------                       --------------        -----------------          -------
Owner Occupied...........................                 1,063              $   88,371,655.68            98.28%
Non-owner Occupied.......................                    26                   1,544,375.44             1.72
                                                         ------              -----------------          -------
      Total..............................                 1,089              $   89,916,031.12           100.00%
                                                         ======              =================          =======
(1)      Based upon representations made by the Mortgagors at the time of origination of such Mortgage Loans.




                                                 PRODUCT TYPE


                                                            NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                              OF                  AGGREGATE        AGGREGATE PRINCIPAL
                   PRODUCT TYPE                         MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
                   ------------                         --------------        -----------------          -------
2/28 6 MO LIBOR..........................                    972               $   79,637,625.84            88.57%
Fixed Rate...............................                     92                    8,816,181.86             9.80
3/27 6 MO LIBOR..........................                     25                    1,462,223.42             1.63
                                                          ------               -----------------          -------
      Total..............................                  1,089               $   89,916,031.12           100.00%
                                                          ======               =================          =======



                                       ORIGINAL TERMS TO STATED MATURITY


                                                         NUMBER               CUT-OFF DATE         % OF CUT-OFF DATE
                                                           OF                  AGGREGATE               AGGREGATE
             ORIGINAL TERM (MONTHS)                  MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
             ----------------------                  --------------        -----------------       -----------------
  60-   60...............................                    8             $      197,410.52                0.22%
  61-  120...............................                   53                  1,516,774.50                1.69
 121-  180...............................                  129                  5,646,454.84                6.28
 181-  240...............................                  156                  6,974,145.72                7.76
 241-  300...............................                    8                    667,444.00                0.74
 301-  360...............................                  735                 74,913,801.54               83.32
                                                        ------             -----------------             -------
      Total..............................                1,089             $   89,916,031.12             100.00%
                                                        ======             =================            =======



                                              ORIGINAL FICO SCORE


                                                                              CUT-OFF DATE         % OF CUT-OFF DATE
                                                         NUMBER                AGGREGATE               AGGREGATE
              ORIGINAL FICO SCORE                  OF MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
              -------------------                  -----------------       -----------------       -----------------
Not Available............................                    8             $      889,199.56                0.99%
 451-  460...............................                    1                     75,966.37                0.08
 481-  490...............................                    1                    141,900.64                0.16
 491-  500...............................                    4                    370,011.24                0.41
 501-  510...............................                    4                    197,963.84                0.22
 511-  520...............................                   14                  1,292,719.13                1.44
 521-  530...............................                    9                    739,265.41                0.82
 531-  540...............................                   31                  2,379,621.03                2.65
 541-  550...............................                   37                  2,655,253.63                2.95
 551-  560...............................                   50                  2,961,565.93                3.29
 561-  570...............................                   74                  5,550,607.34                6.17
 571-  580...............................                   57                  4,401,396.18                4.90
 581-  590...............................                   62                  4,898,767.97                5.45
 591-  600...............................                   92                  7,878,120.26                8.76
 601-  610...............................                   94                  7,040,924.02                7.83
 611-  620...............................                  100                  8,833,434.32                9.82
 621-  630...............................                   78                  6,523,027.35                7.25
 631-  640...............................                   71                  5,237,337.18                5.82
 641-  650...............................                   53                  4,487,672.18                4.99
 651-  660...............................                   55                  5,275,617.91                5.87
 661-  670...............................                   39                  2,924,479.25                3.25
 671-  680...............................                   35                  2,470,686.41                2.75
 681-  690...............................                   38                  4,513,074.58                5.02
 691-  700...............................                   22                  2,092,422.27                2.33
 701-  710...............................                   13                  1,526,525.36                1.70
 711-  720...............................                    8                    756,086.69                0.84
 721-  730...............................                    9                    759,763.69                0.84
 731-  740...............................                    9                  1,003,309.13                1.12
 741-  750...............................                    5                    247,595.34                0.28
 751-  760...............................                    3                    270,221.37                0.30
 761-  770...............................                    2                    114,903.50                0.13
 771-  780...............................                    4                    608,326.73                0.68
 781-  790...............................                    4                    504,449.10                0.56
 791-  800...............................                    1                     21,000.00                0.02
 801-  809...............................                    2                    272,816.21                0.30
                                                        ------             -----------------             -------
      Total..............................                1,089             $   89,916,031.12              100.00%
                                                        ======             =================             =======




                                            PREPAYMENT PENALTY TERM


                                                         NUMBER               CUT-OFF DATE         % OF CUT-OFF DATE
                                                           OF                  AGGREGATE               AGGREGATE
          PREPAY PENALTY TERM (MONTHS)               MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
          ----------------------------               --------------        -----------------       -----------------
36...........................................              976             $   76,770,355.08               85.38%
No Prepayment Penalty....................                  113                 13,145,676.04               14.62
                                                        ------             -----------------             -------
      Total..............................                1,089             $   89,916,031.12             100.00%
                                                        ======             =================            =======



                                              DOCUMENTATION TYPE


                                                         NUMBER              CUT-OFF DATE         % OF CUT-OFF DATE
                                                           OF                  AGGREGATE         AGGREGATE PRINCIPAL
               DOCUMENTATION TYPE                    MORTGAGE LOANS        PRINCIPAL BALANCE           BALANCE
               ------------------                    --------------        -----------------           -------
Full Documentation.......................                1,089             $   89,916,031.12             100.00%
                                                        ------             -----------------            -------
      Total..............................                1,089             $   89,916,031.12             100.00%
                                                        ======             =================            =======




                                         PURPOSE OF THE MORTGAGE LOANS


                                                                            CUT-OFF DATE           % OF CUT-OFF
                                                      NUMBER OF              AGGREGATE            DATE AGGREGATE
                    PURPOSE                        MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                    -------                        --------------        -----------------       -----------------
Cash Out Refinance.......................              1,078             $   88,221,728.92              98.12%
Purchase.................................                 11                  1,694,302.20               1.88
                                                      ------             -----------------            -------
      Total..............................              1,089             $   89,916,031.12             100.00%
                                                      ======             =================            =======




                                    MARGIN (ADJUSTABLE-RATE MORTGAGE LOANS)


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
                   MARGIN (%)                         MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
                   ----------                         --------------        -----------------          -------
  2.270  -  3.000........................                     1              $       25,438.00             0.03%
  4.001  -  5.000........................                   178                  19,298,693.21            23.80
  5.001  -  6.000........................                   367                  33,720,494.71            41.58
  6.001  -  7.000........................                   193                  13,162,059.41            16.23
  7.001  -  8.000........................                   123                   6,313,798.19             7.79
  8.001  -  9.000........................                   105                   6,884,740.73             8.49
  9.001  - 10.000........................                    25                   1,398,275.31             1.72
 10.001  - 11.000........................                     4                     264,357.63             0.33
 11.001  - 11.650........................                     1                      31,992.07             0.04
                                                         ------              -----------------          -------
      Total..............................                   997              $   81,099,849.26           100.00%
                                                         ======              =================          =======



                                 MAXIMUM RATE (ADJUSTABLE-RATE MORTGAGE LOANS)


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
                MAXIMUM RATE (%)                      MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
                ----------------                      --------------        -----------------          -------
 11.600  - 12.000........................                    78              $   10,533,196.33            12.99%
 12.001  - 12.500........................                   183                  20,434,550.81            25.20
 12.501  - 13.000........................                   178                  14,519,567.97            17.90
 13.001  - 13.500........................                   147                   9,993,535.67            12.32
 13.501  - 14.000........................                    60                   4,359,795.90             5.38
 14.001  - 14.500........................                    14                     921,500.15             1.14
 14.501  - 15.000........................                    30                   2,531,562.61             3.12
 15.001  - 15.500........................                    40                   3,097,419.64             3.82
 15.501  - 16.000........................                    54                   4,413,456.18             5.44
 16.001  - 16.500........................                    74                   4,206,354.51             5.19
 16.501  - 17.000........................                    57                   2,366,389.23             2.92
 17.001  - 17.500........................                    28                   1,393,253.87             1.72
 17.501  - 18.000........................                    30                   1,345,294.55             1.66
 18.001  - 18.500........................                    12                     455,026.87             0.56
 18.501  - 19.000........................                     9                     303,677.66             0.37
 19.001  - 19.500........................                     1                      15,000.00             0.02
 19.501  - 20.000........................                     1                     184,829.31             0.23
 21.001  - 21.270........................                     1                      25,438.00             0.03
                                                         ------              -----------------          -------
      Total..............................                   997              $   81,099,849.26           100.00%
                                                         ======              =================          =======




                                 MINIMUM RATE (ADJUSTABLE-RATE MORTGAGE LOANS)


                                                          NUMBER              CUT-OFF DATE         % OF CUT-OFF DATE
                                                            OF                  AGGREGATE              AGGREGATE
                MINIMUM RATE (%)                      MORTGAGE LOANS        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                ----------------                      --------------        -----------------      -----------------
  5.600  -  6.000........................                    77             $   10,487,251.22              12.93%
  6.001  -  6.500........................                   184                 20,480,495.92              25.25
  6.501  -  7.000........................                   190                 15,901,303.33              19.61
  7.001  -  7.500........................                   161                 11,338,725.21              13.98
  7.501  -  8.000........................                    79                  5,942,586.50               7.33
  8.001  -  8.500........................                    76                  4,015,550.72               4.95
  8.501  -  9.000........................                    70                  3,185,285.73               3.93
  9.001  -  9.500........................                    52                  3,067,163.12               3.78
  9.501  - 10.000........................                    64                  4,136,923.10               5.10
 10.001  - 10.500........................                    25                  1,665,020.48               2.05
 10.501  - 11.000........................                    12                    504,926.67               0.62
 11.001  - 11.500........................                     3                     93,320.85               0.12
 11.501  - 12.000........................                     2                    223,866.34               0.28
 12.501  - 13.000........................                     1                     31,992.07               0.04
 13.001  - 13.270........................                     1                     25,438.00               0.03
                                                         ------             -----------------            -------
      Total..............................                   997             $   81,099,849.26             100.00%
                                                         ======             =================            =======



                          INITIAL PERIODIC RATE CAP (ADJUSTABLE-RATE MORTGAGE LOANS)


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
          INITIAL PERIODIC RATE CAP (%)               MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
          -----------------------------               --------------        -----------------          -------
2.000....................................                   756              $   67,691,341.33            83.47%
3.000....................................                   241                  13,408,507.93            16.53
                                                         ------              -----------------          -------
      Total..............................                   997              $   81,099,849.26           100.00%
                                                         ======              =================          =======




                         SUBSEQUENT PERIODIC RATE CAP (ADJUSTABLE-RATE MORTGAGE LOANS)


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
        SUBSEQUENT PERIODIC RATE CAP (%)              MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
        --------------------------------              --------------        -----------------          -------
1.000....................................                   997              $   81,099,849.26           100.00%
                                                         ------              -----------------          -------
      Total..............................                   997              $   81,099,849.26           100.00%
                                                         ======              =================          =======




                          NEXT RATE ADJUSTMENT DATE (ADJUSTABLE-RATE MORTGAGE LOANS)


                                                          NUMBER              CUT-OFF DATE        % OF CUT-OFF DATE
                                                            OF                  AGGREGATE        AGGREGATE PRINCIPAL
            NEXT RATE ADJUSTMENT DATE                 MORTGAGE LOANS        PRINCIPAL BALANCE          BALANCE
            -------------------------                 --------------        -----------------          -------
December 2005.................................                1              $      208,618.70             0.26%
March 2006....................................                1                      43,967.11             0.05
April 2006....................................                4                     382,125.35             0.47
May 2006......................................                4                     423,263.97             0.52
June 2006.....................................                6                     564,432.63             0.70
July 2006.....................................               42                   3,292,069.67             4.06
August 2006...................................              139                  11,862,059.50            14.63
September 2006................................              144                  12,258,001.29            15.11
October 2006..................................              145                  10,495,902.04            12.94
November 2006.................................              169                  12,739,669.37            15.71
December 2006.................................              164                  14,472,756.38            17.85
January 2007..................................               92                   6,937,013.27             8.55
February 2007.................................               62                   6,152,587.68             7.59
April 2007....................................                2                      90,328.86             0.11
July 2007.....................................                3                     128,381.88             0.16
August 2007...................................                3                     166,695.66             0.21
September 2007................................                4                     188,706.61             0.23
October 2007..................................                6                     301,360.58             0.37
November 2007.................................                2                     191,000.00             0.24
December 2007.................................                3                     115,983.70             0.14
January 2008..................................                1                      84,925.01             0.10
                                                         ------              -----------------          -------
      Total..............................                   997              $   81,099,849.26           100.00%
                                                         ======              =================          =======